ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of March 16, 2009

Statements contained in the Contract Status of Offshore Rig Fleet Report, including information regarding the Company's estimated rig availability, contract duration or future rig rates, customers or contract status (including letters of intent) are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to future rig rates or utilization, rig enhancement projections, shipyard construction or work completion, and other contract or letter of intent commitments, including new rig commitments, the period of time and number of rigs that will be in a shipyard for enhancement or construction, scheduled delivery dates for new rigs, scheduled commencement dates for new contracts and rig relocations. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) risks associated with the current global economic crisis and its impact on capital markets and liquidity, (iii) prices of oil and natural gas in general, and the recent precipitous decline in prices in particular, and the impact of commodity prices upon future levels of drilling activity and expenditures, (iv) material changes in the timing of revenue recognition resulting from the deferral of revenues payable by our customers for mobilization of our drilling rigs, time waiting on weather or time in shipyards which are recognized over the contract term upon commencement of drilling operations, (v) excess rig availability or supply resulting from delivery of new drilling rigs, (vi) heavy concentration of our rig fleet in premium jackups, (vii) cyclical nature of the industry, (viii) worldwide expenditures for oil and natural gas drilling, (ix) operational risks, including hazards created by severe storms and hurricanes, (x) risks associated with offshore rig operations or rig relocations in general, and in foreign jurisdictions in particular, (xi) renegotiation, nullification or breach of contracts or letters of intent with customers or other parties, including failure to negotiate definitive contracts following announcements or receipt of letters of intent, (xii) inability to collect receivables, (xiii) changes in the dates new contracts actually commence, (xiv) changes in the dates our rigs will enter a shipyard, be delivered, return to or enter service, (xv) risks inherent to domestic and foreign shipyard rig construction, repair or enhancement, including risks associated with concentration of our ENSCO 8500 Series® rig construction contracts in a single foreign shipyard, unexpected delays in equipment delivery and engineering or design issues following shipyard delivery, (xvi) availability of transport vessels to relocate rigs, (xvii) environmental or other liabilities, risks or losses, whether related to hurricane equipment damage, losses or liabilities (including wreckage or debris removal) in the Gulf of Mexico or otherwise, that may arise in the future and are not covered by insurance or indemnity in whole or in part, (xviii) limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or associated removal of wreckage or debris, (xix) self-imposed or regulatory limitations on drilling locations in the Gulf of Mexico during hurricane season, (xx) impact of current and future government laws and regulation affecting the oil and gas industry in general and our operations in particular, including taxation as well as repeal or modification of same, (xxi) governmental action, political and economic uncertainties, (xxii) our ability to attract and retain skilled personnel, (xxiii) expropriation, nationalization, deprivation, terrorism or military action impacting our operations, assets or financial performance, (xxiv) outcome of litigation, legal proceedings, investigations or claims, (xxv) adverse changes in foreign currency exchange rates, (xxvi) potential asset impairments, (xxvii) potential reduction in fair value of our auction rate securities and (xxviii) other risks as described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at http://www.enscointernational.com.

All information in this report is as of the date posted. The Company undertakes no duty to update the Contract Status of Offshore Rig Fleet Report or any forward-looking statement, to conform the statement to actual results, or reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Asia & Pacific Rim
Middle East/India
ENSCO 50	F&G L-780 Mod II-C	300	Available		UAE
ENSCO 53	F&G L-780 Mod II-C	300	Shipyard		UAE	Apr. 09
ENSCO 54	F&G L-780 Mod II-C	300	ADOC	Low 150's	UAE / Qatar	Nov. 10	Plus cost adjustments and unpriced option
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Mid 120's	Saudi Arabia	Sep. 09	One 1-year option, high 130's
ENSCO 84	MLT 82 SD-C	250	Maersk	Low 170's	Qatar	Nov. 09	Plus cost adjustments
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 80's	Qatar	Nov. 09	One 5-well option, high 90's and one 4-well option, mid 110's
ENSCO 94	Hitachi 250-C	250	Ras Gas	Low 60's	Qatar	May 10	Operating rate commences Mar. 09, mid 60's. One 7-well option, high 60's and one 1-well option, mid 110's
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 80's	Saudi Arabia	Nov. 09	One 1-year option, mid 90's
ENSCO 96	Hitachi 250-C	250	Available		Bahrain		Expect to work Apr. to May 09, low 120's
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 100's	Saudi Arabia	Mar. 09
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of March 16, 2009

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Southeast Asia/Australia
ENSCO 51	F&G L-780 Mod II-C	300	Available		Thailand
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 160's	Malaysia	Nov. 10	Plus cost adjustments and mutually agreed options
ENSCO 56	F&G L-780 Mod II-C	300	Available		Malaysia
ENSCO 57	F&G L-780 Mod II-C	300	Petronas Carigali	High 160's	Malaysia	Jan. 10	Plus cost adjustments and mutually agreed options
ENSCO 67	MLT 84-CE	400	ConocoPhillips	Low 200's	Indonesia	Apr. 09
ENSCO 104	KFELS MOD V-B	400	BP	High 250's	Indonesia	Mar. 09	Plus cost adjustments. Next to ConocoPhillips in E. Timor/Australia Mar. to Oct. 09, mid 240's plus cost adjustments and seven 1-well unpriced options
ENSCO 106	KFELS MOD V-B	400	Apache	Mid 260's	Australia	Mar. 09
ENSCO 107	KFELS MOD V-B	400	OMV	Mid 220's	New Zealand	Aug. 09	Plus cost adjustments. Rate applicable for 365 days then mutually agreed and four 1-well unpriced options. Thereafter Origin has two 1-well unpriced options and then OMV has five 1-well market priced options
ENSCO 108	KFELS MOD V-B	400	BP	High 190's	Indonesia	Apr. 09	Plus cost adjustments. Next 24 day demob and then to shipyard for approximately 28 days. Shipyard rate, mid 140's deferred until contract commencement. Then to Total in Brunei to Jun. 10, mid 190's and two 6-month options at market rate

ENSCO I	Barge Rig		Available		Singapore		Stacked in Singapore
Europe & Africa North Sea
ENSCO 70	Hitachi K1032N	250	Perenco	Mid 190's	UK	May 09
ENSCO 71	Hitachi K1032N	225	Maersk	Low 200's	DK	Aug. 09	Two 1-year options, 1st year high 210's and 2nd year high 220's
ENSCO 72	Hitachi K1025N	225	ATP	Mid 210's	UK	Jun. 09	Plus cost adjustments and same rate options through 2009
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Mid 210's	UK	Jun. 12	Plus cost adjustments. Rates mutually agreed annually
ENSCO 92	MLT 116-C	225	Venture	High 210's	UK	Dec. 09	Plus cost adjustments. Then to shipyard for 14 days. Next to East Irish Sea Consortium to Dec. 09, mid 210's plus cost adjustments and three 1-well options, mid 210's
ENSCO 100	MLT 150-88-C	350	AGR Peak	High 250's	UK	Mar. 09	Plus cost adjustments. Now assigned to ConocoPhillips to Mar. 09. Expect to work to May 09, low 200's
ENSCO 101	KFELS MOD V-A	400	Maersk	Low 270's	DK	Apr. 09	Next to Gaz de France Suez to Aug. 09, high 270's plus cost adjustments and two 1-well unpriced options
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	High 280's	UK / DK	Dec. 11	Plus cost adjustments. Rates mutually agreed annually
Africa
ENSCO 85	MLT 116-C	300	PA Resources	Mid 120's	Tunisia	Jun. 09
ENSCO 105	KFELS MOD V-B	400	BG	Low 200's	Tunisia	May 10	Plus cost adjustments and unpriced option
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month. Please note forward-looking statement disclaimer at the top of the first page.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of March 16, 2009

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

North & South America
Gulf of Mexico
ENSCO 60	Levingston 111-C	300	Available		Gulf of Mexico
ENSCO 75	MLT Super 116-C	400	Eni	Mid 170's	Gulf of Mexico	May 09
ENSCO 82	MLT 116-C	300	Hunt Oil	Low 100's	Gulf of Mexico	May 09	Then to Chevron to Jan. 10, mid 150's
ENSCO 83	MLT 82 SD-C	250	ANKOR	Mid 120's	Gulf of Mexico	Nov. 09	Rate to be mutually agreed from Jul. 09
ENSCO 86	MLT 82 SD-C	250	Apache	Low 60's	Gulf of Mexico	May 09
ENSCO 87	MLT 116-C	350	ExxonMobil	Low 110's	Gulf of Mexico	Apr. 09
ENSCO 90	MLT 82 SD-C	250	Apache	Mid 80's	Gulf of Mexico	Apr. 09	Next to shipyard to Aug. 09, then expect to work in Mexico commencing Sep. 09 to Nov. 12, low 110's
ENSCO 98	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Apr. 09	Next expect to work in Mexico commencing Apr. 09 to Apr. 12, low 110's
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	High 90's	Gulf of Mexico	Nov. 09	Well to well, indexed rate

Mexico
ENSCO 81	MLT 116-C	350	Pemex	Mid 160's	Mexico	Aug. 10	Indexed to global rates, adjusts Jun. 09
ENSCO 89	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Mar. 09	Next to Pemex in Mexico Mar. 09 to Mar. 12, mid 150's. Rates adjust to global index rate after initial 6 months
ENSCO 93	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Mar. 09	Next to Pemex in Mexico mid Apr. 09 to Mar. 12, mid 160's. Rates adjust to global index rate after initial 6 months
Venezuela
ENSCO 68	MLT 84-CE	400	Committed		Gulf of Mexico	Mar. 09	Next 30 day mobilization to Venezuela with mob revenue deferred. Then contracted to Chevron to Dec. 09, low 200's
ENSCO 69	MLT 84-S	400	PDVSA	Mid 180's	Venezuela	Aug. 10	Plus cost adjustments and three 1-year unpriced options (Note: See Form 8-K filed with SEC on Jan. 28, 2009 re: dispute over non-payment of invoices by PDVSA)
Deepwater
ENSCO 7500	Dynamically Positioned	8000	Chevron	En route	Australia	Apr. 09	Mob rate of mid 360's deferred until operations commence mid Apr. 09 to Sep.10, then operating rate low 550's plus cost adjustments and unpriced options. Assigned to ExxonMobil for an estimated 64 day well upon arrival in Australia
ENSCO 8500	Dynamically Positioned	8500	Sea Trials/ Outfitting		Gulf of Mexico	Apr. 09	Contracted to Anadarko and Eni commencing Apr. 09 to Apr. 13, high 270's plus cost adjustments & lump sum payment of $20 million, and four 1-year same-rate options
ENSCO 8501	Dynamically Positioned	8500	Under construction		Singapore	Jun. 09	Contracted in Gulf of Mexico to Nexen and Noble Energy commencing late 3Q 09 to 1Q 13, high 350's plus cost adjustments and unpriced options
ENSCO 8502	Dynamically Positioned	8500	Under construction		Singapore	1Q 10	Contracted in Gulf of Mexico to Nexen commencing 2Q 10 to 2Q 12, low 470's plus cost adjustments. Contract can change to 3 or 4 year term at operator's election wherein the day rate would adjust to slightly lower rates
ENSCO 8503	Dynamically Positioned	8500	Under construction		Singapore	4Q 10	Contracted in Gulf of Mexico to Cobalt commencing early 2011 for 2 years, low 510's plus cost adjustments and unpriced option
ENSCO 8504	Dynamically Positioned	8500	Under construction		Singapore	2H 11
ENSCO 8505	Dynamically Positioned	8500	Under construction		Singapore	1H 12
ENSCO 8506	Dynamically Positioned	8500	Under construction		Singapore	2H 12
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month. Please note forward-looking statement disclaimer at the top of the first page.